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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   November 16, 2005


                           First Financial Corporation
             (Exact name of registrant as specified in its charter)


              Indiana                   000-16759                35-1546989
  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

        P. O. Box 540, Terre Haute, Indiana                        47808
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code     812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 8.01      OTHER EVENTS.

               On November 16, 2005, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.42 per share payable January 2, 2006 to shareholders of record on December 2, 2005. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits.

               Exhibit 99.1 Press Release, dated November 16, 2005 issued by First Financial Corporation. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            First Financial Corporation



Dated:  November 16, 2005                       (s) Norman L. Lowery
                                                --------------------
                                                  Norman L. Lowery
                                              Vice Chairman and Chief
                                                 Executive Officer


Dated:  November 16, 2005                       (s) Michael A. Carty
                                                --------------------
                                                  Michael A. Carty
                                      Secretary/Treasurer and Chief Financial
                                                      Officer